UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2022

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9454 Wilshire Blvd., #300, Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 855-413-7030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2022, Limitless X Holdings Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment with the Secretary of State of the State of Delaware to amend and restate their Certificate of Incorporation (the “A&R Certificate of Incorporation”).

The Company’s previous authorized shares were 205,000,000, consisting of 200,000,000 shares of common stock, $0.0001 par value, and 5,000,000 shares of preferred stock, $0.0001 par value, 500,000 of which were designated as Class A Convertible Preferred Stock and 2,000,000 of which were designated as Class B Convertible Preferred Stock.

The A&R Certificate of Incorporation increased the authorized shares of the Company to 330,000,000, consisting of 300,000,000 shares of common stock, $0.0001 par value (“Common Stock”) and 30,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock”), with 500,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock.

Pursuant to the A&R Certificate of Incorporation, all previous Certificates of Designation filed prior to the date of the A&R Certificate of Incorporation were rescinded (i.e., the Class B Convertible Preferred Stock), excluding the Class A Convertible Preferred Stock which was restated with substantially the same terms as previously designated. At the time of the filing of the A&R Certificate of Incorporation, there were 500,000 shares of Class A Convertible Preferred Stock issued and outstanding and no shares of Class B Convertible Preferred Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation filed October 31, 2022
104	Cover Page Interactive Data File (formatted as an Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Limitless X Holdings Inc.

Dated: November 1, 2022	By:	/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer

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